EXHIBIT 99.1

                              AMENDED AND RESTATED
                               LINE OF CREDIT NOTE


$1,500,000.00                                     Date: September 28, 1999


         THIS AMENDED AND RESTATED LINE OF CREDIT NOTE is made this 28th day of September 1999 by eGames, Inc. ("Maker") in favor of Sovereign Bank ("Bank").

                                   BACKGROUND

         Maker and Bank pursuant to a commitment letter between Maker and Bank dated February 4, 1999 (the "Bank Commitment") entered into a loan transaction whereby Bank agreed to extend a line of credit to Maker in a sum up to $1,000,000.00 ("Original Loan").

         The Original Loan is evidenced and secured by the following documents each dated March 10, 1999: Line of Credit Loan and Security Agreement between Maker and Bank (the "Original Loan Agreement") and a Line of Credit Note from Maker to Bank in the stated principal amount of $1,000,000.00 (the "Original Note").

         The Bank Commitment, Original Note and Original Loan Agreement are hereinafter collectively called (the "Original Loan Documents").

         Maker has requested that among other modifications, Bank extend the Maturity Date as defined in the Original Loan Documents, increase the principal balance of the Original Loan from $1,000,000.00 to $1,500,000.00, and amend the Original Loan Documents to reflect such modifications pursuant to a commitment letter dated September 17, 1999 by and between Bank and Maker (the "Second Bank Commitment"). Bank has agreed to the foregoing request, conditioned upon the agreements of Maker as hereinafter set forth and as set forth in the First Amendment to the Line of Credit Loan and Security Agreement by and between Maker and Bank, of even date herewith (the "Loan Modification Agreement"). The Second Bank Commitment, the Loan Modification Agreement and this Amended and Restated Line of Credit Note shall be collectively called the "Modification Documents". The term "Note" as used in the Original Loan Documents and the Modification Documents shall mean this Amended and Restated Line of Credit Note. The Original Loan Agreement and the Loan Modification Agreement shall be collectively referred to as the "Loan Agreement".

         This Note amends and restates the Original Note and is issued in connection with the Modification Documents and is entitled to the benefits of the Original Loan Documents as modified by the Modification Documents.


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         NOW  THEREFORE,  Maker and the Bank each  intending to be legally bound hereby, agree that the Original Note is hereby amended and restated in its entirety upon the terms and conditions hereinafter set forth:

         FOR VALUE RECEIVED, without defalcation, demand or setoff, eGAMES, INC, a Pennsylvania corporation ("Maker"), in accordance with the terms and conditions set forth below, hereby promises to pay to the order of SOVEREIGN BANK (the "Bank"), the principal sum of One Million Five Hundred Thousand
Dollars ($1,500,000.00) or such lesser amount as may be advanced to Maker pursuant to the Loan Agreement in lawful money of the United States of America, together with interest thereon at an annual rate equal to the "Prime Rate" (as defined below) plus .50%.

                  I. The "Prime Rate" is the floating annual rate of interest that is announced from time to time by the Bank as the Prime Rate and is used by the Bank as a reference base with respect to different rates charged to borrowers. The Prime Rate shall change simultaneously and automatically upon the Bank's designation of any change in such Prime Rate. The Bank's determination and designation from time to time of the referenced rate shall not in any way preclude the Bank from making loans to other borrowers at a rate which is higher or lower than or different from the Prime Rate.

                  II. Interest shall be due and payable monthly in arrears commencing September 30, 1999 and continuing on the thirtieth day of each month thereafter until the Bank's credit availability evidenced by this Note has expired or been terminated, and the principal amount of and all accrued interest with regard to this Note have been paid in full (it being understood that interest shall again accrue upon any subsequent borrowing under the Loan Agreement).

                  III. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed (365/360 or 366/360 as appropriate).

                  IV. Principal shall be due and payable on the earlier to occur of (i) an Event of Default (as defined in the Loan Agreement), or (ii) October 31, 2000.

                  V. Upon the occurrence of a default hereunder, the rate of interest shall be increased to a rate equal to two percent (2%) above the Prime Rate, payable on the date of default (the "Default Rate"). Interest at the rate provided for herein, or the Default Rate, shall continue to accrue at such rate, and continue to be paid even after default, maturity, acceleration, recovery of judgment, bankruptcy or insolvency proceeding of any kind until such monetary default has been cured.

                  VI. If any of the aforesaid payments of interest shall become overdue for a period in excess of ten (10) days, Maker shall pay the Bank a "late charge" of five percent (5%) of the monthly interest payment then past due.


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                  VII.  All payments of  principal  and interest  with regard to this Note shall be made in lawful money of the United States of America in immediately available funds at the Bank's office at Two Aldwyn Center, Lancaster Avenue and Route 320, Villanova, Pennsylvania 19085 or at such other place as the Bank shall designate in writing.

                  VIII. Maker shall not be obligated to pay and the Bank shall not collect interest at a rate in excess of the maximum permitted by law or the maximum that will not subject the Bank to any civil or criminal penalties. If, because of the acceleration of maturity, the payment of interest in advance or any other reason, Maker is required, under the provisions of the Loan Agreement to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate, and any payment made in excess of such maximum rate, together with interest thereon at a rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of this Note as of the date on which such excess payment is made. If the amount to be so applied to reduction of the unpaid principal balance exceeds the unpaid principal balance, the amount of such excess shall be refunded by the Bank to Maker.

                  IX. Notwithstanding the face amount of this Note, the liability of the Maker under this Note shall be limited at all times to the unpaid principal amount of, all accrued unpaid interest on, all late charges with respect to, and all costs incurred in the collection of any sum due under and in connection with the Line of Credit Facility (as provided in Article 2 of the Original Loan Agreement) and as reflected on the records of the Bank and all other amounts due under this Note or the Loan Agreement.

                  X. This Note is the Note referred to in Article 2 of the Original Loan Agreement and is entitled to all the benefits of the Loan Agreement and all the security referred to therein. In the event of a conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

                  XI. All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement which are to be kept and performed by Maker are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Maker covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

                  XII. Upon the occurrence of an Event of Default as that term is defined in Article 8 of the Original Loan Agreement, then, and in such event, the Bank may declare this Note to be due and payable, whereupon the entire unpaid balance of principal, together with all accrued interest thereon, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything herein or in the Loan Agreement to the contrary notwithstanding.


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                  XIII.  UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS THAT TERM
IS DEFINED IN THE LOAN AGREEMENT, MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR AT ANY TIME FOR MAKER IN ANY ACTION BROUGHT AGAINST SUCH MAKER ON THIS NOTE AT THE SUIT OF THE BANK, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER FOR THE ENTIRE UNPAID PRINCIPAL OF THIS NOTE AND ALL OTHER SUMS PAYABLE BY OR ON BEHALF OF MAKER PURSUANT TO THE TERMS OF THIS NOTE OR THE LOAN AGREEMENT, AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH COSTS OF SUIT, ATTORNEY'S COMMISSION FOR COLLECTION OF TEN PERCENT (10%) OF THE TOTAL AMOUNT THEN DUE BY MAKER TO THE BANK (BUT IN ANY EVENT NOT LESS THAN TWO THOUSAND DOLLARS ($2,000.00)), AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER.

                  XIV. The remedies of the Bank as provided herein or in the Loan Agreement, and the warranties contained herein or in the Loan Agreement, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of the Bank, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                  XV. Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by the Bank under the terms of this Note or of the Loan Agreement, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by the Bank.

                  XVI. Maker and all endorsers, sureties and guarantors hereby jointly and severally waive presentment for payment, demand, notice of demand, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Bank with respect to the payment or other provisions of this Note, and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.


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                  XVII. The Bank shall not be deemed,  by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Bank, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

                  XVIII. This instrument shall be governed by and construed according to the domestic internal laws (but not the law of conflict of laws) of the Commonwealth of Pennsylvania.

                  XIX. Whenever used, the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the words the "Bank" and "Maker" shall be deemed to include the respective successors and assigns of the Bank and Maker.

                  XX. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by its authorized officers, and its corporate seal to be affixed and attested, the day and year first above written.



ATTEST:                                    eGAMES, INC


By: /s/ Ellen Pulver Flatt                 By: /s/ Thomas W. Murphy
    ----------------------                     --------------------


Corporate Seal